Execution Version
AMENDMENT NO. 2 AND JOINDER AGREEMENT TO
TERM LOAN AND SECURITY AGREEMENT
This Amendment No. 2 and Joinder Agreement to Term Loan and Security Agreement, dated as of October 13, 2023 (this “Agreement”), is among DXP ENTERPRISES, INC., a Texas corporation (the “Borrower”), certain subsidiaries of the Borrower as Guarantors, the 2023 Refinancing-Incremental Lender (as defined below), GOLDMAN SACHS BANK USA, as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and as lead arranger, bookrunner and the sole syndication agent.
W I T N E S S E T H:
WHEREAS, Borrower, certain subsidiaries of Borrower as Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Term Loan and Security Agreement dated as of December 23, 2020 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Existing Loan Agreement” and, as amended by this Agreement, the “Amended Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefor in the Amended Loan Agreement) and to certain other documents executed in connection with the Amended Loan Agreement.
WHEREAS, subject to the terms and conditions of the Existing Loan Agreement, Borrower may obtain Incremental Term Loan Commitments by entering into one or more Joinder Agreements with the Incremental Term Loan Lenders.
WHEREAS, the Borrower has requested that the Incremental Term Loan Lender listed on Schedule I hereto (such Lender, the “2023 Refinancing-Incremental Lender”) provide an Incremental Term Loan Commitment pursuant to Section 2.4 of the Existing Loan Agreement in an aggregate principal amount equal to $550,000,000 (such Incremental Term Loan, the “2023 Refinancing-Incremental Term Loans”), a portion of which shall be applied on the Second Amendment Effective Date (as defined below) to refinance (the “Refinancing”) all Initial Term Loans (as defined in the Existing Loan Agreement) outstanding immediately prior to the effectiveness of this Agreement (the “Existing Term Loans”) and the 2023 Refinancing-Incremental Lender has agreed to provide the 2023 Refinancing-Incremental Term Loan Commitment (as defined below) on the terms and subject to conditions set forth herein and in the Amended Loan Agreement.
WHEREAS, upon completion of the Refinancing at the Amendment Effective Time, the 2023 Refinancing-Incremental Lender shall constitute 100% of the Lenders under the Amended Loan Agreement.
WHEREAS, immediately upon completion of the Refinancing at the Amendment Effective Time, the Borrower has requested, and the Administrative Agent, the 2023 Refinancing-Incremental Lender has agreed, to amend certain provisions of the Existing Loan Agreement at the Amendment Effective Time in accordance with Section 15.1 of the Existing Loan Agreement on the terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Amendments to the Existing Loan Agreement.
Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, on the Second Amendment Effective Date (as defined below), immediately after the funding of the 2023 Refinancing Term Loans and the Refinancing has occurred (such time, the “Amendment Effective Time”), the Existing Loan Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on Exhibit A hereto, except that any Schedule or Exhibit to the Existing Loan Agreement not amended

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pursuant to the terms of this Agreement or otherwise included as part of Exhibit A shall remain in effect without any amendment or other modification thereto.
2.Joinder Agreement.
1.1Confirmation; Appointment. Each 2023 Refinancing-Incremental Lender (i) confirms that it has received a copy of the Amended Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Loan Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Loan Agreement and the other Loan Documents as are delegated to Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Loan Agreement are required to be performed by it as a Lender.
1.2Commitments; Acknowledgements. The 2023 Refinancing-Incremental Lender hereby commits to provide 2023 Refinancing-Incremental Term Loans to the Borrower on the Second Amendment Effective Date in the principal amount set forth opposite such 2023 Refinancing-Incremental Lender’s name on Schedule I hereto under the caption “2023 Refinancing-Incremental Term Commitments” (each such commitment, a “2023 Refinancing-Incremental Term Commitment”). The 2023 Refinancing-Incremental Term Commitment of each 2023 Refinancing-Incremental Lender shall automatically terminate in its entirety at the Amendment Effective Time (after giving effect to the funding of the 2023 Refinancing-Incremental Term Loans on such date). The parties hereto hereby acknowledge and agree that (i) the 2023 Refinancing-Incremental Term Loans shall constitute a separate tranche of term loans from the Existing Term Loans under the Existing Loan Agreement and shall belong to a different Class as the Existing Term Loans under the Existing Loan Agreement (as defined below). On and after the Amendment Effective Time, unless context shall otherwise require, each reference in the Amended Loan Agreement or any other Loan Document to (a) “Initial Term Loans” shall be deemed a reference to the “Initial Term Loans” under and as defined in the Amended Loan Agreement, including, for the avoidance of doubt, the 2023 Refinancing-Incremental Term Loans, and (b) “Lenders” shall be deemed a reference to the Lenders under and as defined in the Amended Loan Agreement including, for the avoidance of doubt, each 2023 Refinancing-Incremental Lender. Each 2023 Refinancing-Incremental Lender acknowledges and agrees that upon its execution of this Agreement and the making of 2023 Refinancing-Incremental Term Loans that such 2023 Refinancing-Incremental Lender shall become a “Lender” under, and for all purposes of, the Existing Loan Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
1.3Applicable Margin; Principal Payments; Voluntary and Mandatory Prepayments; Prepayment Fees; Loan Agreement Governs. Except as set forth in this Agreement, the 2023 Refinancing-Incremental Term Loans shall be subject to the provisions of the Amended Loan Agreement and the other Loan Documents.
1.4Eligible Assignee. By its execution of this Agreement, each 2023 Refinancing-Incremental Lender represents and warrants that it is an Eligible Assignee.
1.5[Reserved].
1.6US Tax Forms. For each 2023 Refinancing-Incremental Lender, delivered herewith to Administrative Agent (and Borrower, as applicable) are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such 2023 Refinancing-Incremental Lender may be required to deliver to Administrative Agent (and Borrower, as applicable) pursuant to Section 5.10 of the Amended Loan Agreement.

1.7Recordation of New Loans. Upon execution and delivery hereof, Administrative Agent will record the 2023 Refinancing-Incremental Term Loans made by each 2023 Refinancing-Incremental Lender in the Register therefor.
3.Additional Agreements.
1.1The Administrative Agent and each 2023 Refinancing-Incremental Lender hereby irrevocably consents to the terms of this Agreement. The Lenders party hereto hereby irrevocably consent to the Administrative Agent’s execution and delivery of an amendment to the Intercreditor Agreement in form and substance substantially consistent with that attached hereto as Exhibit B (the “Amendment to Intercreditor Agreement”).
3.2    Notwithstanding anything to the contrary contained herein or in the Amended Loan Agreement, for the initial Interest Period beginning on the Second Amendment Effective Date, the Borrower may select, and the 2023 Refinancing Incremental Lender providing the 2023 Refinancing Incremental Term Loans hereby agree to, an Interest Period which may be a non-standard Interest Period.
4.No Other Amendments or Waivers.
1.1Except for the amendments to the Existing Loan Agreement expressly set forth in Section 1 hereof and the repayment of the Existing Term Loans in full at the Amendment Effective Time, the Existing Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Administrative Agent or the Lenders under the Existing Loan Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Existing Loan Agreement or any of the other Loan Documents. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Amended Loan Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.
1.2On and after the Second Amendment Effective Date, each reference in the Existing Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the “Existing Loan Agreement”, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the “Existing Loan Agreement”, shall mean and be a reference to the Amended Loan Agreement.
5.Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):
1.1Execution of Agreements. Each Obligor, Administrative Agent and the 2023 Refinancing-Incremental Lender shall have duly executed and delivered this Agreement.
1.2Notices.
(a)Administrative Agent shall have received a Notice of Borrowing relating to the Borrowing of the 2023 Refinancing-Incremental Term Loans on the Second Amendment Effective Date by the time periods specified in Section 4.1.1 of the Amended Loan Agreement.
(b)Administrative Agent shall have received a notice of voluntary prepayment relating to Existing Term Loans on the Second Amendment Effective Date by the time periods specified in Section 5.7 of the Amended Loan Agreement.

1.3Charter Documents; Good Standings. Administrative Agent shall have received copies of the charter documents of each Obligor, certified by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization. Administrative Agent shall have received good standing certificates or similar instrument for each Obligor, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization.
1.4Secretary Certificate. Administrative Agent shall have received a certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of this Agreement and the other Loan Documents entered into in connection herewith is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Administrative Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing.
1.5Officer’s Certificate. The Administrative Agent shall have received certificates, in form and substance reasonably satisfactory to it, from a knowledgeable Senior Officer of Borrower certifying that, after giving effect to the 2023 Refinancing-Incremental Term Loans, (i) Borrower and its Subsidiaries, on a Consolidated basis, are Solvent; (ii) no Default or Event of Default exists as of the Second Amendment Effective Date, or would immediately result from the funding of 2023 Refinancing-Incremental Term Loans contemplated hereby; (iii) the representations and warranties set forth in this Agreement, the Amended Loan Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof); (iv) the Obligors are in compliance with (after giving effect to this Agreement and the incurrence of the 2023 Refinancing-Incremental Term Loans) (A) the financial test in Section 10.3 of the Amended Loan Agreement and (B) the Incremental Debt Cap, in each case, together with calculations (in reasonable detail) demonstrating such compliance; (v) no event has occurred or circumstance exists that has had or would reasonably be expected to have a Material Adverse Effect and (vi) Obligors have complied with all agreements and conditions to be satisfied by it on or before the Second Amendment Effective Date under the Loan Documents.
1.6Opinions. The Administrative Agent shall have received a customary written opinions (in each case, addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of (i) Norton Rose Fulbright LLP, counsel to the Borrower and the other Guarantors, (ii) Carlton Fields, P.A., Florida counsel to the Borrower and the other Guarantors and (iii) Ballard Spahr LLP, Pennsylvania counsel to the Borrower and the other Guarantors.
1.7KYC; Beneficial Ownership. So long as requested at least ten (10) days prior to the Second Amendment Effective Date, the Administrative Agent shall have received, at least three (3) Business Days prior to the Second Amendment Effective Date, (i) all documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and (ii) and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation a Beneficial Ownership Certification in relation to the Borrower.
1.8Fees and Expenses. The Administrative Agent shall have received:
(a)Incremental Closing Fee: For the account of each 2023 Refinancing-Incremental Lender, a non-refundable closing fee in an amount equal to 1.50% of the stated principal amount of the 2023 Refinancing-Incremental Term Loan Commitments funded by each 2023 Refinancing-Incremental Lender on the Second Amendment Effective Date (which closing fee may, at the option of the Second Amendment Lead Arrangers, may be structured as original issue discount).

(b)Other Fees and Expenses: All other fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document.
1.9Refinancing. The Borrower shall have paid to the Administrative Agent, for the ratable account of each Lender holding Existing Term Loans immediately prior to the Amendment Effective Time, simultaneously with the making of the 2023 Refinancing-Incremental Term Loans, all accrued and unpaid interest and, to the extent required to be paid by the Obligors under the Loan Documents, fees and other amounts accrued and unpaid on the Existing Term Loans to, but not including, the Second Amendment Effective Date, and substantially simultaneously with the borrowing of the 2023 Refinancing-Incremental Term Loans, the Existing Term Loans shall be paid in full.
1.10Corresponding Amendments. The Administrative Agent shall have received an executed and effective (i) amendment to the ABL Loan Agreement in form and substance satisfactory to the Administrative Agent and (ii) Amendment to Intercreditor Agreement.
6.Representations and Warranties.
1.1Each Obligor has all requisite corporate (or equivalent) power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Amended Loan Agreement and the other Loan Documents.
1.2Each Obligor hereby jointly and severally represents and warrants to Administrative Agent and Lenders, that this Agreement has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
1.3The execution and delivery by each Obligor of this Agreement and the performance by each Obligor of this Agreement, the Amended Loan Agreement and the other Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or other equity holders or any class of directors or other governing body, whether interested or disinterested, of Borrower or any other Person) to be made or obtained by an Obligor, nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement, the Amended Loan Agreement or any other Loan Document against an Obligor or the consummation of the transactions contemplated thereby by an Obligor, except such as have been obtained or made and are in full force and effect other than (i) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, or would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect, (b) will not violate (i) any Sanctions or Applicable Law applicable to an Obligor, (ii) any Organic Documents of any Obligor, or (iii) any order of any Governmental Authority binding on any Obligor, (c) will not violate or result in a default under any Material Contract, or give rise to a right thereunder to require any payment to be made by any Obligor or any Subsidiary thereunder and (d) will not result in the creation or imposition of any consensual Lien on any Property of any Obligor or any Subsidiary (other than the Liens created by the Loan Documents).
7.Acknowledgment and Consent. Each Obligor hereby acknowledges that it has reviewed the terms and provisions of the Amended Loan Agreement and this Agreement and consents to the amendment of the Existing Loan Agreement effected pursuant to this Agreement. Each Obligor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Obligor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each Obligor represents and warrants that all representations and warranties contained in the Amended Loan Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
8.Miscellaneous.
1.1Fungibility. Each of the parties intend to treat the 2023 Refinancing-Incremental Term Loans as a single fungible tranche for U.S. federal income tax purposes.
1.2Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.
1.3Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES.
1.4Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.
1.5Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Administrative Agent, Lenders (including the Assignee Lender), Secured Parties, and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 14.3 of the Amended Loan Agreement.
1.6References. Any reference to the Amended Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.
1.7Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document and a Joinder.
1.8Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Existing Loan Agreement. The Existing Loan Agreement (as amended hereby) and each of the Loan Documents remain in full force and effect.
1.9Entire Agreement. This Agreement, the Amended Loan Agreement and the other Loan Documents constitute the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter hereof.
1.10Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when the Administrative Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page to this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWER:

DXP ENTERPRISES, INC.

By:
Name:
Title:

GUARANTORS:
PUMP-PMI, LLC

By:
Name:
Title:

PMI OPERATING COMPANY, LTD.

By: PUMP-PMI, LLC, as General Partner

By:
Name:
Title:

PMI INVESTMENT, LLC

By:
Name:
Title:

INTEGRATED FLOW SOLUTIONS, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Term Loan and Security Agreement]

DXP HOLDINGS, INC.

By:
Name:
Title:

BEST EQUIPMENT SERVICE & SALES COMPANY, LLC

By:
Name:
Title:

B27 RESOURCES, INC.

By:
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

PUMPWORKS 610, LLC

By:
Name:
Title:

APO PUMPS & COMPRESSORS, LLC

By:
Name:
Title:

TOTAL EQUIPMENT COMPANY

By:
Name:
Title:

CARTER & VERPLANCK, LLC

By:
Name:
Title:

CISCO AIR SYSTEMS, INC.

By:
Name:
Title:

[Signature Page to First Amendment to
Loan Agreement]

ADMINISTRATIVE AGENT AND 2023 REFINANCING-INCREMENTAL LENDER:

GOLDMAN SACHS BANK USA, as Administrative Agent, and the 2023 Refinancing-Incremental Term Lender

By _________________________
Name:
Title:

[Signature Page to Amendment No. 2 to Term Loan and Security Agreement]

SCHEDULE I

2023 REFINANCING-INCREMENTAL TERM COMMITMENTS

2023 Refinancing Incremental Lender	2023 Refinancing Incremental Term Commitment
GOLDMAN SACHS BANK USA	$550,000,000.00
TOTAL:	$550,000,000.00

[Signature Page to Amendment No. 2 to Term Loan and Security Agreement]

EXHIBIT A

AMENDED LOAN AGREEMENT

[See Attached]

EXHIBIT B

AMENDMENT TO INTERCREDITOR AGREEMENT

[See Attached]

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